SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  October 25, 1999




                           HOME BUILDING BANCORP, INC.
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            (Exact name of Registrant as specified in its Charter)




   Indiana                        000-24896                       35-1935840
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(State or other               (Commission File                   (IRS Employer
 jurisdiction of                  Number)                       Identification
 incorporation)                                                      No.)




200 East Van Trees Street, Washington, Indiana                        47501
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(Address of principal executive offices)                            (Zip Code)





Registrant's telephone number, including area code: (812) 254-2641
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ITEM 5.  OTHER ITEMS

     On October 25, 1999, the Registrant issued the attached press release announcing its earnings for the fourth quarter and the fiscal year ended September 30, 1999.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         99  Press Release  October 25, 1999.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 HOME BUILDING BANCORP, INC.



Date: October 29, 1999              By:  /s/ Bruce A. Beesley
                                      --------------------------------------
                                      Bruce A. Beesley
                                      President and Chief Executive Officer

                            EXHIBIT INDEX




Exhibit
Number                        Description
-------      --------------------------------------------------------

99           Press Release dated October 25, 1999.